EXHIBIT 99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002




In connection with the Annual Report of SonomaWest Holdings, Inc. (the "Company") on Form 10-K for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Roger S. Mertz, as Chairman of the Board of the Company, and Thomas R. Eakin, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




  /s/  Roger S. Mertz
-------------------------------------
Roger S. Mertz, Chairman of the Board
September 20, 2002



  /s/  Thomas R. Eakin
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Thomas R. Eakin, Chief Financial Officer
September 20, 2002